FOURTH QUARTER 2023 FINANCIAL RESULTS May 17, 2024

2 Safe Harbor Forward-Looking Statements This presentation contains forward-looking statements, including those related to Infinera’s expectations regarding its business model and strategy, market opportunities and trends, competition, and customers; capacity growth; market adoption of coherent optical engines; the potential for Infinera’s pluggables to drive market expansion, increase Infinera’s profitability and gross margins and improve Infinera’s competitiveness in the future; Infinera’s business and growth strategy and related expectations; and debt maturity schedule. All statements other than statements of historical fact could be deemed forward looking, including, but not limited to, statements made about future market, financial and operating performance; statements regarding future products or technology, as well as the timing to market of any such products or technology; any statements about historical results that may suggest trends for Infinera’s business; and any statements of assumptions underlying any of the items mentioned. These forward-looking statements are based on estimates and information available to Infinera at the time of this presentation and are not guarantees of future performance; actual results could differ materially from those stated or implied due to risks and uncertainties. The risks and uncertainties that could cause Infinera’s results to differ materially from those expressed or implied by such forward-looking statements include, among other things, continued demand growth for network capacity; the level and timing of customer capital spending and the impact on customer demand from customers holding excess inventory beyond normalized levels; delays in the development, introduction or acceptance of new products or updates to existing products; supply chain issues, including delays, shortages and increased costs; Infinera's dependency on sole source, limited source or high-cost suppliers; aggressive business tactics by competitors and new entrants; Infinera's ability to compete in a highly competitive market; product performance problems; the effects of the macroeconomic environment on Infinera’s business, stock price and personnel; Infinera's ability to identify, attract, upskill and retain qualified personnel; the extent to which public health emergencies could materially and adversely affect our business operations, financial performance, results of operations, financial position, stock price and personnel; Infinera's relationships with contract manufacturers and third-party partners; Infinera’s reliance on key customers; the effects of customer and supplier consolidation; the complexity of Infinera’s manufacturing processes for its optical engine and other products; Infinera’s ability to respond to rapid technological changes; failure to accurately forecast Infinera's manufacturing requirements or customer demand; fluctuations in demand, sales cycles and prices for products and services, including discounts given in response to competitive pricing pressures; the partial or complete loss of Infinera's manufacturing facilities, a reduction in yield of PICs or an inability to scale to meet customer demands; Infinera’s future capital needs and its ability to generate the cash flow or otherwise secure the capital necessary to meet such capital needs; the adverse impact of inflation and high interest rates; Infinera's ability to service its debt obligations and pursue its strategic plan; the impacts of any restructuring plans or other strategic efforts on our business; the outcome of research and development investments and initiatives; risks and compliance obligations relating to Infinera's international operations as well as actions by the U.S. or foreign governments; Infinera’s effective tax rate, which may increase or fluctuate; foreign currency fluctuations; potential dilution from the issuance of additional shares of common stock in connection with the conversion of Infinera's convertible senior notes; Infinera’s ability to protect its intellectual property; claims by others that Infinera infringes on their intellectual property rights; security incidents, such as data breaches or cyber-attacks; Infinera's ability to comply with various rules and regulations, including with respect to export control and trade compliance, environmental, social, governance, privacy and data protection matters; events that are outside of Infinera's control, such as natural disasters, violence or other catastrophic events that could harm Infinera's operations; Infinera’s ability to remediate its material weaknesses and to maintain an effective system of internal controls; Infinera's ability to maintain effective disclosure controls and procedures; and other risks and uncertainties detailed in Infinera’s SEC filings from time to time. More information on potential factors that may impact Infinera’s business are set forth in Infinera's periodic reports filed with the SEC, including its Annual Report on Form 10-K for the year ended December 30, 2023, as filed with the SEC on May 17, 2024, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on Infinera’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements. This presentation includes non-GAAP financial measures such as non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating margin, non-GAAP diluted EPS and free cash flow. We present non- GAAP financial measures in addition to, and not as a substitute for, financial measures calculated in accordance with generally accepted accounting principles (“GAAP”). Non-GAAP measures should not be considered in isolation or as alternatives to GAAP measures. In addition, the non-GAAP measures we use, as presented, may not be comparable to similar measures used by other companies. Infinera believes these adjustments are appropriate to enhance an overall understanding of its underlying financial performance and also its prospects for the future and are considered by management for the purpose of making operational decisions. See the Appendix to this presentation for reconciliations to the most comparable GAAP financial measures. © 2024 Infinera. All rights reserved.

Q4'23 HIGHLIGHTS

FINANCIALS

QoQ REVENUE GROWTH +16%

BOOK-TO-BILL RATIO OF ~1

Q4'23 GROSS MARGIN +150BPS YoY
(+90BPS ON A NON-GAAP BASIS*)

$58M OF FREE CASH FLOW (FCF*) GENERATION

SOLUTIONS

STRONG YoY BOOKINGS GROWTH FOR GX SERIES

SHIPPED FIRST VERTICALLY INTEGRATED METRO SYSTEMS (METRO VI)

ADDITIONAL ORDERS RECEIVED FOR PLUGGABLES & COMPONENTS

CUSTOMER SUCCESS

NEW TIER 1 WINS IN EMEA, APAC AND SUBSEA

CONTINUED MOMENTUM WITH ICP'S WITH 30% YoY REVENUE GROWTH (vs. Q4'22)

EXPANSION OF OPEN XR OPTICS FORUM

VALUE DRIVERS

WINNING 8 X 4 X 1 STRATEGY

COMPELLING TARGET BUSINESS MODEL

BUSINESS STRUCTURE ALIGNED WITH STRATEGY

** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

3

© 2024 Infinera. All rights reserved.

FY'23 HIGHLIGHTS

FINANCIALS

DELIVERED 6TH CONSECUTIVE YEAR OF REVENUE GROWTH (REVENUE ~3% YoY)

EXPANDED GROSS MARGIN 450BPS
(+260BPS ON A NON-GAAP BASIS*)

EXPANDED OPERATING MARGIN 350BPS
(+100BPS ON A NON-GAAP BASIS*)

SOLUTIONS

CONTINUED STRENGTH WITH GX SERIES AND METRO SYSTEMS

STRONG GROWTH IN OPEN LINE SYSTEMS

$10M+ OF SUBSYSTEMS BOOKINGS; PURCHASE ORDERS FROM 26 CUSTOMERS

CUSTOMER SUCCESS

RECORD YEAR WITH ICPs. 4TH CONSECUTIVE YEAR OF +30% YoY GROWTH

STRENGTH IN AMERICAS AND WITH GLOBAL TIER 1 DESIGN WINS

GROWTH OF OPEN XR OPTICS FORUM TO >40 MEMBERS

VALUE DRIVERS

DELIVERED ON STATED OBJECTIVES OF:

- ANNUAL REVENUE GROWTH;
- MARGIN EXPANSION; AND
- GREATER THAN 25% EPS GROWTH

WHILE STRENGTHENING THE BALANCE SHEET: 2024 DEBT DUE ~$19M (VS. ~$100M PREV.)

** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

4

© 2024 Infinera. All rights reserved.

FINANCIALS

FINANCIALS & COMPARISON TO PRIOR PERIODS

Q4'23 & FY'23

FINANCIAL METRICS (Non-GAAP*)	Q4'22	Q3'23	Q4'23	QoQ CHANGE	YoY CHANGE		2022	2023	YoY CHANGE
Revenue ($M)	$486	$392	$453	16%	-7%		$1,573	$1,614	3%
Gross Margin % *	38.7%	41.9%	39.6%	-230bps	90bps		37.3%	39.9%	260bps
Opex ($M) *	$137	$134	$147	10%	7%		$518	$557	8%
Operating Margin % *	10.5%	7.7%	7.2%	-50bps	-330bps		4.4%	5.4%	100bps
Diluted EPS *	$0.16	$0.08	$0.12	$0.04	($0.04)		$0.12	$0.23	$0.11

** See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation.*

YEAR-OVER-YEAR TRENDS

1. REVENUE: UP YoY ON STRENGTH IN AMERICAS, ICPs, SUPPORTED BY STRONG DESIGN WINS
2. GROSS MARGIN: POSITIVE IMPACT OF VI, COST REDUCTIONS & RELIEF FROM ELEVATED SUPPLY COSTS
3. OPEX: TIGHT CONTROL ON SPENDING, FOCUSED INVESTMENTS IN M&S AND R&D
4. OPERATING MARGIN: POSITIVE IMPACT OF HIGHER REVENUE & OPERATING LEVERAGE

ICP = Internet Content Provider
VI = Vertical Integration
M&S = Marketing & Sales
R&D = Research & Development

© 2024 Infinera. All rights reserved.

5

FINANCIALS

REVENUE BY REGION & BY VERTICAL

Q4’23 & FY’23

	Q4’22	Q3’23	Q4’23	QoQ CHANGE	YoY CHANGE	2022	2023	YoY CHANGE
Region								
United States	$296.5	$229.6	$310.6	35%	5%	$ 870.3	$ 994.3	14%
Other Americas	$ 26.4	$ 25.4	$ 30.8	21%	17%	$ 101.6	$ 99.9	-2%
Europe, Middle East and Africa	$ 98.7	$ 99.3	$ 81.0	-18%	-18%	$ 405.3	$ 359.2	-11%
Asia Pacific	$ 64.4	$ 38.1	$ 31.1	-18%	-52%	$ 196.0	$ 160.7	-18%
Total	**$485.9**	**$392.4**	**$453.5**	**16%**	**-7%**	**$1,573.2**	**$1,614.1**	**3%**
Channel								
Direct	$369.9	$264.1	$303.0	15%	-18%	$1,191.6	$1,067.6	-10%
Indirect	$116.0	$128.3	$150.5	17%	30%	$ 381.7	$ 546.5	43%
Total	**$485.9**	**$392.4**	**$453.5**	**16%**	**-7%**	**$1,573.2**	**$1,614.1**	**3%**
Vertical								
Tier 1	$135.4	$110.7	$ 97.1	-12%	-28%	$ 459.1	$ 383.6	-16%
Other Service Provider	$203.2	$157.2	$169.3	8%	-17%	$ 659.7	$ 647.8	-2%
ICP	$132.7	$108.6	$173.0	59%	30%	$ 371.9	$ 509.2	37%
Cable	$ 14.7	$ 15.9	$ 14.1	-11%	-4%	$ 82.6	$ 73.5	-11%
Total	**$485.9**	**$392.4**	**$453.5**	**16%**	**-7%**	**$1,573.2**	**$1,614.1**	**3%**

GAAP revenue in $ millions; totals may not add up exactly due to rounding.

YEAR-OVER-YEAR TRENDS

1. AMERICAS: STRENGTH AT ICPs, SERVICE PROVIDERS & DESIGN WINS
2. EMEA: YoY IMPACTED BY MACRO & SLOWER CAPEX SPENDING BY CUSTOMERS
3. APAC: TIMING OF PROJECTS, ESPECIALLY IN SUBSEA
4. TIER 1: STRONG BOOKINGS & DESIGN WINS, TIMING OF INTL. PROJECTS

© 2024 Infinera. All rights reserved.

6

7 F I N A N C I A L S STRONG MULTI-YEAR RECORD OF FINANCIAL PROGRESS © 2024 Infinera. All rights reserved. WELL POSITIONED FOR CONTINUED GROWTH & MARGIN EXPANSION (1) Non-GAAP metrics. See reconciliation of GAAP to non-GAAP financial measures in the appendix of this presentation. (2) Revenue CAGR from 2018-2023 is +11% . OPER. MARGIN1 EXPANSION: >1100BPS FROM 2019 LOWS 1ABOVE-MARKET REVENUE GROWTH SIGNIFICANT EPS1 EXPANSION: +$0.81 FROM 2019 LOWS GROSS MARGIN1 EXPANSION: >600BPS FROM 2019 LOWS COHERENT TO THE EDGE ($82) ($6) $30 $69 $87 (6.3%) (0.5%) 2.1% 4.4% 5.4% (7.0%) (5.0%) (3.0%) (1.0%) 1.0% 3.0% 5.0% 7.0% ($90) ($70) ($50) ($30) ($10) $10 $30 $50 $70 $90 2019 2020 2021 2022 2023 Oper. Profit Oper. Margin (RHS) $ M ill io n s COHERENT TO THE EDGE $1,299 $1,356 $1,425 $1,573 $1,614 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 2019 2020 2021 2022 2023 ’19-’23E CAGR: ~6% 2 $ M ill io n s COHERENT TO THE EDGE ($0.58) ($0.19) ($0.04) $0.12 $0.23 -$0.70 -$0.60 -$0.50 -$0.40 -$0.30 -$0.20 -$0.10 $0.00 $0.10 $0.20 $0.30 2019 2020 2021 2022 2023 33.6% 33.8% 37.6% 37.3% 39.9% 32.0% 34.0% 36.0% 38.0% 40.0% 2019 2020 2021 2022 2023 Gross Margin First full year with Coriant Acquisition (Oct-2018) Impacted by ~400BPS of higher supply chain costs

8 F I N A N C I A L S CONVERTIBLE DEBT MATURITY SCHEDULE © 2024 Infinera. All rights reserved. $19 $200 $474 2023 2024 2025 2026 2027 2028 $ ’s in m ill io n s Convertible 2.125% Senior Notes Due 2024 (conversion price $9.87) Convertible 2.50% Senior Notes Due 2027 (conversion price $7.66) Convertible 3.75% Senior Notes Due 2028 (conversion price $6.80)

9 O P T I C A L N E T W O R K I N G I N D U S T R Y 4 KEY DEMAND DRIVERS C O H E R E N T O P T I C A L E N G I N E S COREEDGE COHERENT 5G 80-90% Of the Optical Market will Use Coherent Optical Engines by 2025 S H I F T T O O P E N OPEN LINE SYSTEMS XPONDERS R E L E N T L E S S C A P A C I T Y G R O W T H 30% 35% 40% 45% 50% 5 YEAR BANDWIDTH CAGR 35%+ CAGR Source: Cisco VNI E C O S Y S T E M D I S R U P T I O N CAGR = Compound Annual Growth Rate © 2024 Infinera. All rights reserved. Source: Cignal AI, Dell’Oro, Omdia, LightCounting and Infinera

INFINERA'S 8x4x1 STRATEGY

STRATEGY ALIGNED WITH KEY GROWTH AREAS

PORTFOLIO



EMBEDDED ENGINES



OPEN SOLUTIONS



POINT-TO-POINT PLUGGABLES



POINT-TO-MULTIPOINT PLUGGABLES


TRANSCEND

SOFTWARE & AUTOMATION

MARKET SEGMENTS

800G+ — CORE
INDUSTRY-LEADING PERFORMANCE
ICE6 ICE7 ICE8

400G — METRO
VERTICALLY INTEGRATED MODULAR SOLUTIONS
GX PORTFOLIO, SOFTWARE & AUTOMATION

100G — ACCESS
DISRUPT W/ POINT-TO-POINT AND POINT-TO-MULTIPOINT PLUGGABLES
ICE-X PLUGGABLES

UNIQUE CAPABILITIES

VERTICALLY INTEGRATED MONOLITHIC INDIUM PHOSPHIDE BASED PHOTONIC INTEGRATED CIRCUIT

MAXIMUM VALUE

LEADING PERFORMANCE & OPERATIONS, SUPERIOR MANUFACTURABILITY, OUTSTANDING CUSTOMER VALUE

10
© 2024 Infinera. All rights reserved.

11 © 2024 Infinera. All rights reserved. DILUTED (GAAP) EARNINGS PER SHARE RECONCILIATION (1) For the three- months ended September 30, 2023, there were 1.9 million shares excluded from the calculation of diluted net income (loss) per share due to their anti-dilutive effect. For the twelve- months ended December 30, 2023, and December 31, 2022, there were 5.8 million and 28.9 million shares, respectively, excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect. (2) For each of the three- months ended December 30, 2023, and September 30, 2023, there were 26.1 million shares excluded from the calculation of diluted net income (loss) per share, due to their anti-dilutive effect. For the twelve- months ended December 30, 2023, and December 31, 2022, there were 26.1 million and 26.9 million shares, respectively, excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect. (3) For the three- months ended December 30, 2023, September 30, 2023, and December 31, 2022, there were no shares excluded from the calculation of diluted net income (loss) per share. For the twelve- months ended December 30, 2023, and December 31, 2022, there were 0.9 million and zero shares, respectively, excluded from the calculation of diluted net loss per share, due to their anti-dilutive effect. 11

12 © 2024 Infinera. All rights reserved. DILUTED (NON-GAAP) EARNINGS PER SHARE RECONCILIATION (1) For the twelve- months ended December 30, 2023, and December 31, 2022, there were 5.8 million and 28.9 million shares, respectively, excluded from the calculation of diluted net income per share, due to their anti-dilutive effect. (2) For the twelve- months ended December 31, 2022, there were 26.9 million shares excluded from the calculation of diluted net income per share, due to their anti-dilutive effect. (3) For the three- months ended December 30, 2023, September 30, 2023, and December 31, 2022, there were no shares excluded from the calculation of diluted net income per share. For the twelve- months ended December 31, 2022, there were no shares excluded from the calculation of diluted net income per share. 12

APPENDIX

14 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2024 Infinera. All rights reserved. GAAP TO NON-GAAP RECONCILIATION N O T E S 14

15 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. WE DEFINE FREE CASH FLOW AS NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES IN THE PERIOD MINUS THE PURCHASE OF PROPERTY AND EQUIPMENT MADE IN THE PERIOD. 4. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR QUARTERLY EARNINGS RELEASES. © 2024 Infinera. All rights reserved. EBITDA and FREE CASH FLOW RECONCILIATION N O T E S 15

16 © 2024 Infinera. All rights reserved. GAAP TO NON-GAAP RECONCILIATION – ANNUAL (1/2) 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR ANNUAL AND QUARTERLY EARNINGS RELEASES. N O T E S 16

17 © 2024 Infinera. All rights reserved. GAAP TO NON-GAAP RECONCILIATION – ANNUAL (2/2) 1. TOTALS MAY NOT ADD UP DUE TO ROUNDING. 2. NON-GAAP METRICS ARE RECONCILED TO THE MOST DIRECTLY COMPARABLE GAAP FINANCIAL METRIC. 3. FOR A COMPLETE RECONCILIATION OF OTHER PERIOD RESULTS, SEE PRIOR ANNUAL AND QUARTERLY EARNINGS RELEASES. N O T E S 17

Thank You